EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	3Q04	2Q04	1Q04	4Q03	3Q03
Upstream
United States	1,173	1,237	1,154	856	883
Non-U.S.	2,756	2,609	2,859	2,413	1,819
Total	3,929	3,846	4,013	3,269	2,702
Downstream
United States	11	907	392	384	371
Non-U.S.	840	600	612	352	540
Total	851	1,507	1,004	736	911
Chemical
United States	329	148	118	212	25
Non-U.S.	680	459	446	264	205
Total	1,009	607	564	476	230

Corporate and financing	(109)	(170)	(141)	2,169	(193)
Net income (U.S. GAAP)	5,680	5,790	5,440	6,650	3,650
Net income per common share (U.S. GAAP)	0.88	0.89	0.83	1.01	0.55
Net income per common share
- assuming dilution (U.S. GAAP)	0.88	0.88	0.83	1.01	0.55

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	(550)	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	(550)	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	2,230	0
Corporate total	(550)	0	0	2,230	0

Earnings Excluding Special Items $M
Upstream
United States	1,173	1,237	1,154	856	883
Non-U.S.	2,756	2,609	2,859	2,413	1,819
Total	3,929	3,846	4,013	3,269	2,702
Downstream
United States	561	907	392	384	371
Non-U.S.	840	600	612	352	540
Total	1,401	1,507	1,004	736	911
Chemical
United States	329	148	118	212	25
Non-U.S.	680	459	446	264	205
Total	1,009	607	564	476	230

Corporate and financing	(109)	(170)	(141)	(61)	(193)
Corporate total	6,230	5,790	5,440	4,420	3,650
EPS excluding Special Items - assuming dilution	0.96	0.88	0.83	0.68	0.55
EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	3Q04	2Q04	1Q04	4Q03	3Q03
natural gas liquids, kbd
United States	523	576	598	607	595
Canada	339	356	369	364	370
Europe	555	608	607	589	541
Asia-Pacific	204	198	216	236	241
Africa	589	542	543	500	456
Other Non-U.S.	296	301	302	299	282
Total liquids production	2,506	2,581	2,635	2,595	2,485

Natural gas production available for sale, mcfd
United States	1,877	1,987	2,076	2,038	2,179
Canada	954	974	1,009	994	943
Europe	3,283	3,732	6,014	5,467	2,711
Asia-Pacific	1,516	1,590	1,591	1,711	1,860
Other Non-U.S.	798	754	777	648	630
Total natural gas production available for sale	8,428	9,037	11,467	10,858	8,323

Total worldwide liquids and gas production, koebd	3,911	4,087	4,546	4,405	3,872

Refinery throughput, kbd
United States	1,885	1,854	1,781	1,874	1,850
Canada	481	441	478	445	451
Europe	1,663	1,671	1,616	1,626	1,598
Asia-Pacific	1,473	1,314	1,412	1,345	1,364
Other Non-U.S.	307	309	309	313	292
Total refinery throughput	5,809	5,589	5,596	5,603	5,555

Petroleum product sales, kbd
United States	2,869	2,865	2,758	2,912	2,722
Canada	619	584	615	622	591
Europe	2,156	2,106	2,128	2,102	2,092
Asia-Pacific	1,695	1,585	1,725	1,693	1,637
Other Non-U.S.	903	883	900	908	889
Total petroleum product sales	8,242	8,023	8,126	8,237	7,931

Gasolines, naphthas	3,363	3,302	3,157	3,342	3,308
Heating oils, kerosene, diesel	2,446	2,360	2,651	2,568	2,360
Aviation fuels	731	679	659	673	672
Heavy fuels	655	649	642	662	622
Specialty products	1,047	1,033	1,017	992	969
Total petroleum product sales	8,242	8,023	8,126	8,237	7,931

Chemical product revenue, $M
United States	$3,782	$3,466	$2,938	$2,448	$2,630
Non-U.S.	5,581	4,760	4,464	4,036	3,594
Total chemical product revenue	$9,363	$8,226	$7,402	$6,484	$6,224

Chemical prime product sales, kt
United States	2,922	2,925	2,803	2,717	2,664
Non-U.S.	4,195	4,005	3,989	3,975	3,996
Total chemical prime product sales	7,117	6,930	6,792	6,692	6,660
EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	3Q04	2Q04	1Q04	4Q03	3Q03
United States
ExxonMobil
Crude ($/B)	39.30	33.80	31.20	26.73	25.70
Natural Gas ($/kCF)	5.70	5.96	5.59	4.59	4.92

Benchmarks
WTI ($/B)	43.86	38.31	35.23	31.16	30.18
ANS-WC ($/B)	41.80	37.02	34.14	29.44	28.83
Henry Hub ($/MBTU)	5.75	6.00	5.69	4.58	4.97

Non-U.S.
ExxonMobil
Crude ($/B)	39.35	33.68	30.54	28.11	27.25
Natural Gas ($/kCF)	4.21	4.02	4.43	4.08	3.52
European NG ($/kCF)	4.27	4.04	4.57	4.38	3.64

Benchmarks
Brent ($/B)	41.54	35.36	31.95	29.41	28.41

Capital and Exploration Expenditures, $M
Upstream
United States	483	464	455	571	539
Non-U.S.	2,394	2,376	2,249	2,733	2,440
Total	2,877	2,840	2,704	3,304	2,979
Downstream
United States	202	196	202	291	312
Non-U.S.	398	428	308	528	356
Total	600	624	510	819	668
Chemical
United States	68	64	51	94	88
Non-U.S.	86	84	81	113	95
Total	154	148	132	207	183
Other	3	5	55	30	8

Total Capital and Exploration Expenditures	3,634	3,617	3,401	4,360	3,838

Exploration Expense Charged to Income, $M
Consolidated - United States	66	46	39	144	38
- Non-U.S.	328	164	131	306	184
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	7	0	4	6	3
Total Exploration Expense Charged to Income	401	210	174	456	225

Effective Income Tax Rate, %	41.9%	40.5%	41.8%	31.4%	40.3%

Common Shares Outstanding (millions)
At quarter end	6,451	6,506	6,540	6,568	6,610
Average	6,464	6,506	6,544	6,580	6,619
Average - assuming dilution	6,508	6,547	6,582	6,612	6,652

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	9.4	8.7	10.1	6.8	5.7
Sales of subsidiaries, investments and PP&E	0.6	0.9	0.5	0.5	0.2
Cash flows from operations and asset sales	10.0	9.6	10.6	7.3	5.9

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2004. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 3Q04 vs. 3Q03
$M
5000
4000
3000
2000
1000
0
2,702
1,590
(30)
(330)
3,929
3Q03
Realization
Vol/Mix
Other
3Q04

Upstream 3Q04 vs. 2Q04
$M
5000
4000
3000
2000
1000
0
3,846
580
(120)
(380)
3,929
2Q04
Realization
Vol/Mix
Other
3Q04

$M	3Q03	3Q04	3Q04 vs. 3Q03	2Q04	3Q04	3Q04 vs. 2Q04
U.S.	883	1,173	+290	1,237	1,173	-64
Non-U.S.	1,819	2,756	+937	2,609	2,756	+147
Total	2,702	3,929	+1,227	3,846	3,929	+83

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 3Q04 vs. 3Q03
$M
2000
1500
1000
500
0
911
330
180
(20)
1,401
3Q03
Margin
Vol/Mix
Other
3Q04

Downstream 3Q04 vs. 2Q04
$M
2000
1500
1000
500
0
1,507
(370)
150
110
1,401
2Q04
Margin
Vol/Mix
Other
3Q04

$M	3Q03	3Q04	3Q04 vs. 3Q03	2Q04	3Q04	3Q04 vs. 2Q04
U.S.	371	561	+190	907	561	-346
Non-U.S.	540	840	+300	600	840	+240
Total	911	1,401	+490	1,507	1,401	-106

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

$M
Chemical 3Q04 vs. 3Q03
1500
1000
500
0
230
610
80
90
1,009
3Q03
Margin
Vol/Mix
Other
3Q04

$M
Chemical 3Q04 vs. 2Q04
1500
1000
500
0
607
240
30
130
1,009
2Q04
Margin
Vol/Mix
Other
3Q04

$M	3Q03	3Q04	3Q04 vs. 3Q03	2Q04	3Q04	3Q04 vs. 2Q04
U.S.	25	329	+304	148	329	+181
Non-U.S.	205	680	+475	459	680	+221
Total	230	1,009	+779	607	1,009	+402

Note: Earnings exclude special items

ExxonMobil